SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2007
APACHE CORPORATION
(Exact name of registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4300 (Commission File Number)	41-0747868 (I.R.S. Employer Identification Number)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 296-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐     Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events
On January 18, 2007, Apache Corporation announced that it is acquiring controlling interest in 28 oil and gas fields in the Permian Basin of West Texas from Anadarko Petroleum for $1 billion, subject to standard regulatory and other requirements. Apache intends to fund the acquisition with debt. Apache and Anadarko are entering into a joint-venture arrangement to effect the transaction. The full text of the press release announcing the transaction is listed under Item 9.01 as Item 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements, and Exhibits
(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 18, 2007, “Apache to Acquire Interests in 28 Permian Basin Fields from Anadarko Petroleum for $1 Billion.”
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APACHE CORPORATION
Date: January 18, 2007	/s/ John J. Christmann
John J. Christmann
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated January 18, 2007, “Apache to Acquire Interests in 28 Permian Basin Fields from Anadarko Petroleum for $1 Billion.”